UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 6, 2009

LIFE PARTNERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State of incorporation)
0-7900 (Commission File Number)	74-2962475 (I.R.S. Employer ID no.)

204 Woodhew Waco, Texas (Address of Principal Executive Offices)	76712 (Zip Code)

Issuer’s telephone number, including area code:  254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On August 6, 2009, Life Partners Holdings, Inc. (“we”) issued a press release covering Chief Executive Officer Brian Pardo’s address at our annual meeting.  The press release is furnished as an exhibit.

The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01.  Other Events

We held our 2009 Annual Meeting of Shareholders on August 6, 2009.  At that meeting, the five nominees for directors as named in the proxy statement were elected, and Eide Bailly, LLP, was approved as the independent auditors.

The nominees for directors were elected based upon the following votes:

	Votes For	Votes Withheld
Brian D. Pardo	12,316,616	1,331,258
R. Scott Peden	12,317,285	1,330,589
Fred Dewald	12,974,539	673,335
Tad M. Ballantyne	12,989,729	658,145
Harold E. Rafuse	12,989,281	658,593

The proposal to approve the appointment of Eide Bailly, LLP, as independent auditors for the year ending February 28, 2010, received the following votes:

Votes for approval	13,506,017
Votes against	37,175
Abstentions	104,681

There were no broker non-votes for this item.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 7, 2009.

Life Partners Holdings, Inc.

By: /s/ David M. Martin
David M. Martin
Principal Financial Officer

EXHIBIT INDEX

DESCRIPTION OF EXHIBIT

Number	Description	Page

99.1	Press release dated August 6, 2009	5